UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               February 27, 2007
                                                --------------------------------

                             BCAP LLC Trust 2007-AA1
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                         (Exact name of issuing entity)

                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)

                               Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)

           Delaware                     333-133181-04                20-3375999
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
(State or other jurisdiction      (Commission File Number     (IRS Employer Identification
of incorporation of depositor)        of issuing entity)           No. of depositor)

    200 Park Avenue, New York, New York                           10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code  (212) 412-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On February 27, 2007, BCAP LLC (the "Depositor") caused the issuance of the BCAP LLC Trust 2007-AA1 Mortgage Pass-Through Certificates, Series 2007-AA1 (the "Certificates"). The Certificates were issued pursuant to a Trust Agreement, dated as of February 1, 2007 (the "Trust Agreement"), by and between the Depositor, as depositor, Wells Fargo Bank, N.A., as custodian, and Deutsche Bank National Trust Company, as trustee. The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6, Class I-M-7, Class I-M-8, Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6, Class II-M-7 and Class II-M-8 Certificates, having an aggregate initial principal amount of $1,303,348,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 26, 2007, by and between the Depositor and the Underwriter.

      The Class I-R, Class II-R, Class I-CE and II-CE Certificates were transferred by the Depositor to an affiliate of the Depositor on February 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits


Exhibit 1 Underwriting Agreement, dated February 26, 2007, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Trust Agreement, dated as of February 1, 2007, by and among the Depositor, as depositor, Wells Fargo Bank, N.A., as Custodian, and Deutsche Bank National Trust Company, as Trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of January 1, 2007, by and between Sutton Funding LLC, as purchaser, and IndyMac Bank, F.S.B., as seller (included as Exhibit L-1 to Exhibit 4).

Exhibit 10.2 Master Mortgage Loan Purchase Agreement, dated as of August 30, 2006, between Barclays Bank PLC, as purchaser, and Countrywide Home Loans, Inc., as seller (included as Exhibit L-2 to
                Exhibit 4).

Exhibit 10.3 Servicing Agreement, dated as of January 1, 2007 by and between Sutton Funding LLC, as purchaser, and IndyMac Bank, F.S.B., as seller/servicer (included as Exhibit M-1 to Exhibit 4).

Exhibit 10.4 Servicing Agreement, dated as of August 30, 2006, between Barclays Bank PLC, as purchaser, and Countrywide Home Loans, Inc., as servicer (included as Exhibit M-2 to Exhibit 4).

Exhibit 10.5 Assignment and Recognition Agreement, dated as of February 27, 2007, among the Depositor, Barclays Bank PLC, IndyMac Bank, F.S.B., Deutsche Bank National Trust Company and Sutton Funding LLC (included as Exhibit N-1 to Exhibit 4).

Exhibit 10.6 Assignment and Recognition Agreement, dated as of February 27, 2007, among the Depositor, Barclays Bank PLC, Countrywide Home Loans Servicing LP, Countrywide Home Loans, Inc., Deutsche Bank National Trust Company and Sutton Funding LLC (included as Exhibit N-2 to Exhibit 4).

Exhibit 10.7 Group I Interest Rate Swap Agreement, dated February 27, 2007, between Barclays Bank PLC, as swap provider, and Deutsche Bank National Trust Company, as Trustee, for and on behalf of BCAP LLC Trust 2007-AA1 (included as part of Exhibit O-1 to Exhibit
                4).

Exhibit 10.8 Group II Interest Rate Swap Agreement, dated February 27, 2007, between Barclays Bank PLC, as swap provider, and Deutsche Bank National Trust Company, as Trustee, for and on behalf of BCAP LLC Trust 2007-AA1 (included as part of O-2 to Exhibit 4).

Exhibit 10.9 Amendment Reg AB to the Master Mortgage Loan Purchase Agreement and Servicing Agreement, both dated as of August 30, 2006, both between Barclays Bank PLC, and Countrywide Home Loans, Inc. (included as Exhibit U to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 14, 2007                   BCAP LLC



                                       By: /s/ Tom Hamilton
                                          -------------------------------------
                                          Name:  Tom Hamilton
                                          Title: Managing Director

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

1                   Underwriting Agreement, dated February 26,       (E)
                    2007, by and between the Depositor and
                    Barclays Capital Inc., as underwriter.

4                   Trust Agreement, dated as of February 1,         (E)
                    2007, by and among the Depositor, Wells
                    Fargo Bank, N.A., as custodian, and
                    Deutsche Bank National Trust Company, as trustee.

10.1                Mortgage Loan Purchase Agreement, dated as       (E)
                    of January 1, 2007, by and between Sutton
                    Funding LLC, as purchaser, and IndyMac
                    Bank, F.S.B., as seller (included as
                    Exhibit L-1 to Exhibit 4).

10.2                Master Mortgage Loan Purchase Agreement,         (E)
                    dated as of August 30, 2006, between
                    Barclays Bank PLC, as purchaser, and
                    Countrywide Home Loans, Inc., as original loan seller (included as Exhibit L-2 to Exhibit 4).

10.3                Servicing Agreement, dated as of January 1,      (E)
                    2007 by and between Sutton Funding LLC, as purchaser, and IndyMac Bank, F.S.B., as seller/ servicer (included as Exhibit M-1 to Exhibit 4).

10.4                Servicing Agreement, dated as of August 30,      (E)
                    2006, between Barclays Bank PLC, as
                    purchaser, and Countrywide Home Loans,
                    Inc., as servicer (included as Exhibit M-2 to Exhibit 4).

10.5                Assignment and Recognition Agreement, dated      (E)
                    as of February 27, 2007, among the
                    Depositor; Barclays Bank PLC; IndyMac Bank,
                    F.S.B., Deutsche Bank National Trust
                    Company, and Sutton Funding LLC (included as Exhibit N-1 to Exhibit 4).

10.6                Assignment and Recognition Agreement, dated      (E)
                    as of February 27, 2007, among the
                    Depositor; Barclays Bank PLC; Countrywide
                    Home Loans Servicing LP; Countrywide Home
                    Loans, Inc., Deutsche Bank National Trust
                    Company, and Sutton Funding LLC (included as Exhibit N-2 to Exhibit 4).

10.7                Group I Interest Rate Swap Agreement, dated      (E)
                    February 27, 2007, between Barclays Bank
                    PLC, as swap provider, and Deutsche Bank
                    National Trust Company, as Trustee, for and on behalf of BCAP LLC Trust 2007-AA1
                    (included as part of Exhibit O-1 to Exhibit
                    4).

10.8                Group II Interest Rate Swap Agreement,           (E)
                    dated February 27, 2007, between Barclays
                    Bank PLC, as swap provider, and Deutsche
                    Bank National Trust Company, as Trustee, for and on behalf of BCAP LLC Trust
                    2007-AA1 (included as part of O-2 to
                    Exhibit 4).

10.9                Amendment Reg AB to the Mater Mortgage Loan      (E)
                    Purchase Agreement and Servicing Agreement, both dated as of August 30, 2006, both between Barclays Bank PLC, and Countrywide
                    Home Loans, Inc. (included as Exhibit U to
                    Exhibit 4).